UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2013

BIOSHAFT WATER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52393	98-0494003
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Ocean Blvd, 4th Floor, Long Beach, CA	90802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(949) 748-8050

1 Orchard Drive, Suite 220, Lake Forest, CA, 92630
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On March 22, 2013, our company entered into and closed subscription agreements with three non-US investors for the sale of an aggregate of 1,583,000 shares of our common stock at $0.15 per share for proceeds of US$237,450.

The sale and issuance of the aggregate total of 1,583,000 shares were made pursuant to an exemption from registration requirements found in Regulation S promulgated under the United States Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2013	BIOSHAFT WATER TECHNOLOGY, INC.

By: /s/ Imad Kamel Yassine
Imad Kamel Yassine
COO and Director